EXHIBIT 10.13
                                                                   -------------


                             SUBSCRIPTION AGREEMENT

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179

Ladies and Gentlemen:

         Alony Hetz Properties & Investments, Ltd. or a wholly owned entity (the "Investor") hereby tenders this Subscription Agreement ("Agreement") as of October 4, 2000 in accordance with and subject to the terms and conditions set forth herein.

1.       SUBSCRIPTION.
         ------------

         1.1. The Investor hereby subscribes for and agrees to purchase the number of shares of common stock, $.01 par value (the "Common Stock"), of Equity One, Inc., a Maryland corporation (the "Corporation"), indicated in Sections 1.2 and 1.3 hereof (the "Shares") at the purchase price per Share set forth in such Sections. In addition, the Corporation shall issue to the Investor warrants to purchase such number of shares of the Common Stock as are set forth in Section
1.4 hereof for the price and pursuant to the terms and conditions set forth herein (the "Warrants").

         1.2. The Investor shall purchase 1,000,000 Shares at a price of $10.875 per share at the initial closing (the "Initial Closing"). The payment to be delivered at the time of the Initial Closing shall be made by the Investor by wire transfer of $10,875,000 in accordance with instructions that are provided by the Corporation not later than 24 hours before the Initial Closing (the "Initial Funding").

         1.3. The Investor shall purchase and the Corporation shall sell an additional 925,000 Shares within 9 months after the Initial Closing. The Corporation shall determine the time at which each additional closing shall take place and the number of Shares to be sold; provided, however, that there shall be no more than three additional closings, with each additional closing covering no fewer than 200,000 Shares (each, an "Additional Closing"). The Corporation shall give not less than thirty (30) days prior written notice of each Additional Closing. Each Additional Closing shall take place not earlier than thirty (30) days and not later than fifty (50) days after the commencement of a calendar quarter and may not take place prior to the second Business Day following the Corporation's release of its quarterly or annual financial results covering the immediately prior quarter. The price to be paid by the Investor for each Share sold at each Additional Closing shall be $10.875 per share, subject to adjustments set forth below.

         1.4. The Corporation agrees to issue to the Investor Warrants exercisable, as set forth herein, for 1,025,000 Shares, pursuant to a Warrant Agreement of even date herewith. Subject to the restrictions set forth herein relating to the times of exercise, Warrants for 375,000 Shares shall be exercisable through December 31, 2001 and Warrants for 650,000 Shares shall be



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exercisable through December 31, 2002. The exercise price shall be $10.875 per
Share, subject to adjustments set forth below. The Warrants may be exercised, upon giving ten (10) Business Days advance written notice to the Corporation, in whole or in part and from time to time, but only within a 30-50 day period following the end of each calendar quarter, provided that such exercise date is on or after the second Business Day following the Corporation's release of its quarterly or annual financial results. A "Business Day" as used herein shall mean any day on which banks are open for business in the city of New York.

         1.5. Upon receipt by the Corporation of the requisite payment for all Shares to be purchased by the Investor at the Initial Closing or any Additional Closing or upon Investor's exercise of any Warrants, as applicable, and subject to the satisfaction of the conditions set forth herein, the Shares so purchased will be issued in the name of the Investor, and the name of the Investor will be registered on the stock transfer books of the Corporation as the record owner of such Shares. The Corporation will issue to the Investor a stock certificate for the Shares purchased as of the date of the Initial Closing and any Additional Closing.

         1.6. Subject to the terms and conditions hereof, the Investor hereby agrees to be bound hereby upon (i) execution and delivery to the Corporation of the signature page to this Subscription Agreement and (ii) acceptance on the Initial Closing Date (as hereafter defined) or an Additional Closing Date (as hereafter defined), as the case may be, by the Corporation of the Investor's subscription (the "Subscription").

         1.7. If the Corporation shall issue or enter into any agreement to issue any shares of Common Stock (excluding shares issued in connection with a downREIT or UPREIT transaction, a Dividend Reinvestment Plan, or any existing or future incentive compensation programs, whether in the form of shares or options) for a net per share purchase price less than $10.625, then, as of the date of such subsequent sale (the "Subsequent Issuance"), the purchase price for any unpurchased Shares and the exercise price for any unexercised Warrants shall be reduced (but not increased) by an amount (calculated to the nearest cent) determined by multiplying (a) the amount by which the net consideration per share for the Subsequent Issuance is less than $10.625 by (b) a fraction, the numerator of which is the number of new shares issued by the Corporation in the Subsequent Issuance and the denominator of which is the number of unpurchased Shares plus the number of unexercised warrants (the "Subsequent Issuance Price Adjustment"). To the extent that the Corporation makes, from time to time, capital gain distributions, then, the purchase price of any unpurchased Shares and/or the exercise price of any unexercised Warrants, as of the date of the distribution, will also be adjusted downward by an amount, per share, on a fully diluted basis, so that the Investor will receive the benefit of such distribution as though it had purchased the Shares or exercised the Warrants, but only to the extent that it does purchase the Shares and exercise the Warrants.

         1.8. ADJUSTMENT FOR RECAPITALIZATION. In case (i) the outstanding shares of the Common Stock shall be subdivided into a greater number of shares,
(ii) a dividend or other distribution in Common Stock shall be paid in respect of Common Stock, (iii) the outstanding shares of



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Common Stock shall be combined into a smaller number of shares thereof, or (iv)
any shares of the Corporation's capital stock are issued by reclassification of the Common Stock (including any reclassification upon a consolidation or merger in which the Corporation is the continuing corporation), the purchase price in effect immediately prior to such subdivision, combination or reclassification or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision, combination or reclassification or immediately after the record date of such dividend or distribution shall be proportionately adjusted to equal the product obtained by multiplying the purchase price by a fraction, the numerator of which is the number of outstanding shares of Common Stock (on a fully diluted basis) prior to giving effect to such combination, subdivision, reclassification or dividend and the denominator of which is the number of outstanding shares of Common Stock (on a fully diluted basis) after giving effect to such combination, subdivision, reclassification or dividend. For purposes hereof, "on a fully diluted basis" means that all outstanding options, rights or warrants to subscribe for shares of common stock and all securities convertible into or exchangeable for shares of Common Stock (such options, rights, warrants and securities are collectively referred to herein as "Convertible Securities") and all options or rights to acquire Convertible Securities have been exercised, converted or exchanged, and shall be calculated using the treasury stock method basis, whereby options and warrants will be included in the calculation of the number of outstanding shares of common stock only to the extent the average market price of the common stock over the preceding period of ten (10) Business Days exceeds the price of the options or warrants.

                  Whenever the per share is adjusted as provided in this Section 1.8, the number of Shares remaining to be purchased hereunder immediately prior to such purchase price adjustment shall be adjusted, effective simultaneous with the purchase price adjustment, either up or down, to equal the product obtained (calculated to the nearest full share) by multiplying such number of Shares by a fraction, the numerator of which is the purchase price per share in effect immediately prior to such purchase price adjustment and the denominator of which is the purchase price per share in effect upon such purchase price adjustment. The adjusted number of shares of Common Stock shall thereupon be the number of shares of Common Stock purchasable hereunder until further adjusted as provided herein.

         2. OFFERING MATERIAL. The Investor represents and warrants that it is in receipt of and that it has carefully read and understands the following items:

                  (a) Definitive Proxy Statement filed by the Corporation with the Securities and Exchange Commission (the "SEC") on Form 14A on May 11, 2000 (the "Proxy Statement");

                  (b) Annual Report to the SEC on Form 10-K filed by the Corporation for its fiscal year ended December 31, 1999, as amended by that certain Form 10K-A filed on April 14, 2000 (the "Form 10-K");

                  (c) Quarterly Reports to the SEC on Form 10-Q filed by the Corporation for the quarters ended March 31 and June 30, 2000 (the "Forms 10-Q"); and



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                  (d) Registration Statement on Form S-3D filed with the SEC on
         February 22, 2000 ("DRIP Registration Statement").

         Collectively, the Proxy Statement, Forms 10-K, the Forms 10-Q and the DRIP Registration Statement are referred to herein as the "Public Reports."

3.       CONDITIONS TO INVESTOR'S OBLIGATIONS.

         3.1. The obligation of the Investor to close the transactions contemplated by this Agreement (the "Transaction") is subject to the satisfaction on or prior to the date of the applicable Closing of the following conditions set forth in Sections 3.2 through 3.3 hereof.

         3.2. The representations and warranties made by the Corporation herein shall be true in all material respects on and as of each Additional Closing Date with the same effect as if they had been made on and as of the applicable Additional Closing Date.

         3.3. All necessary proceedings to be taken in connection with the transaction (including having obtained approval of the board of directors of Investor and Corporation) are to be consummated at or prior to each Closing, and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and its counsel, and the Investor and its counsel shall have received copies of all documents and information which it may have reasonably requested in connection with the Transaction and of all corporate proceedings in connection therewith, in form and substance reasonably satisfactory to Investor and its counsel.

4. CORPORATION REPRESENTATIONS, WARRANTIES AND COVENANTS. The Corporation represents and warrants that, as of the date of this Agreement:

                  (i) The Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, entitled to own its property of a material nature and to carry on its business of a material nature as and in places where such property is now owned or operated and such business is conducted;

                  (ii) Each of the subsidiaries of the Corporation (the "Subsidiaries") is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction of their respective incorporation, entitled to own their respective properties of a material nature and to carry on their respective businesses of a material nature in places where such properties are now owned or operated and such businesses are conducted, and, except as disclosed in the Public Reports, there is no action or proceeding pending or, to the Corporation's best knowledge threatened, brought by or before any federal or state agency having jurisdiction over the operations of a material nature of the Corporation which threatens in any material respect the continued operation of any material phase of the Corporation's business now conducted by it or its Subsidiaries;


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                  (iii) The Corporation's certified consolidated financial
         statements as of December 31, 1999, contained in the Form 10-K, and its unaudited financial statements as of March 31, 2000 and as of June 30, 2000, contained in the Forms 10-Q, including the notes contained therein, fairly present the consolidated financial position of the Corporation at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since June 30, 2000, there has been no material adverse change in the financial condition of the Corporation from the financial condition stated in such financial statements subject to changes occurring in the ordinary course of its business or to changes reflected in the Forms 10-Q;

                  (iv) The Corporation, by appropriate and required corporate action, has, or will have prior to the Initial Closing Date, duly authorized the execution of this Agreement, and the issuance and delivery of the Common Stock and Warrants pursuant to the terms hereof. The Shares are not subject to preemptive or other rights of any stockholders and when issued in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and nonassessable; and this Agreement constitutes a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting creditors' rights generally and by general principles of equity; and

                  (v) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Charter or Bylaws of the Corporation, or of any of its subsidiaries, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of a material nature of the Corporation, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Corporation, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Corporation and its subsidiaries taken as a whole.

                  (vi) The Corporation agrees to use commercially reasonable efforts to operate in a manner which will not cause it to be classified other than as a "real estate investment trust" (a "REIT") under Section 856 of the Internal Revenue Code of 1986, as amended (after giving effect to the investment contemplated by this Agreement).

                  (vii) There has been no event or occurrence, since the date of the Corporation's most recent Quarterly Report on Form 10-Q filed with the SEC which would reasonably be expected to have a material adverse affect on the Corporation and its Subsidiaries, taken as a whole.



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                  (viii) As of the Initial Closing Date, the authorized capital stock of the Corporation, immediately prior to the Closing, will consist of a total of 45,000,000 shares of capital stock, comprised of 40,000,000 shares of Common Stock, par value one cent ($0.01) per share, 11,873,301 of which are issued and outstanding, and 5,000,000 shares of preferred stock, par value one cent ($0.01) per share, none of which are outstanding. All issued and outstanding shares of Common Stock (a) have been duly authorized and validly issued, (b) are fully paid and nonassessable, and (c) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as discussed in the Public Reports, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Corporation of any of its securities. When issued in compliance with the provisions of this Agreement and the Charter, the Shares will be duly and validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

5.       RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

         5.1. Investor represents and warrants that it is acquiring the Shares and Warrants for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Act, and any applicable state or other securities laws ("State Acts"). The Investor further agrees that it will not sell, assign or transfer any of the Shares or the Warrants, or shares of Common Stock issuable upon the exercise of the Warrants, in violation of the Act or State Acts and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Shares and Warrants, and shares of Common Stock issuable upon the exercise of such Warrants, have not been registered under the Act or State Acts and further realizes that such Shares or Warrants, or shares of Common Stock issuable upon the exercise of such Warrants, cannot be sold unless subsequently registered under the Act and State Acts or an exemption from such registration is available. The Investor further recognizes that the Corporation is not assuming any obligation to register such Shares or the Warrants, or shares of Common Stock issuable upon the exercise of such Warrants, except as expressly set forth herein. The Investor also acknowledges that appropriate legends reflecting the status of the Shares and the Common Stock underlying the Warrants under the Act and State Acts may be placed on the face of the certificates for such Common Stock at the time of their transfer and delivery to the holder thereof.

         5.2. The Shares and Warrants issued pursuant to this Agreement, and shares of Common Stock issuable upon the exercise of such Warrants, may not be transferred except in a transaction which is in compliance with the Act and State Acts. Except as provided hereafter with respect to registration of the Shares and shares of Common Stock issuable upon the exercise of the Warrants, it shall be a condition to any such transfer that the Corporation shall be furnished with an opinion of counsel to the holder thereof, reasonably satisfactory to the


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Corporation, to the effect that the proposed transfer would be in compliance with the Act and State Acts.

         5.3. After the passage of 24 months after the Initial Closing Date, and upon receiving a demand therefor from the Investor, the Corporation shall use its best efforts to prepare and file with the SEC, on up to three occasions, a registration statement and such other documents as may be necessary in the opinion of both counsel for the Corporation and counsel for the Investor, in order to comply with the provisions of the Act so as to permit the registered resale of the Shares, and Shares issuable upon the exercise of the Warrants, for 18 consecutive months (each a "Demand Registration"). The Corporation may postpone for up to six months the filing or the effectiveness of a registration statement pursuant to a Demand Registration if the Corporation notifies the Investor that such Demand Registration would reasonably be expected to have an adverse effect on any business plan of the Corporation or any of its subsidiaries; provided that in such event, the Investor will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Corporation shall pay all registration expenses in connection with such registration. In the event circumstances change and Demand Registration would no longer have an adverse effect on any business plan of the Corporation or any of its subsidiaries, the Corporation shall within 30 days file with the SEC a registration statement and such other documents as may be necessary in the opinion of both counsel for the Corporation and counsel for the Investor, in order to comply with the provisions of the Act so as to permit the registered resale of the Shares, and Shares issuable upon the exercise of the Warrants.

         5.4. (a) Additionally, if at any time after 24 months after the Initial Closing Date, the Corporation proposes to register any of its common stock under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Shares of Common Stock for sale to the public), each such time the Corporation will give written notice to the Investor of its intention to do so. Upon the written request of the Investor to register any of its Shares, and shares of Common Stock issuable upon the exercise of the Warrants, which notice must be received by the Corporation within 15 Business Days after the Corporation has given notice of the proposed registration to the Investor, the Corporation will use its best efforts to cause the Common Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Corporation, all to the extent required to permit the sale or other disposition by the Investor (in accordance with such written request) of such shares of Common Stock so registered (a "PIGGY-BACK REGISTRATION"). Notwithstanding anything to the contrary contained herein, the Corporation may elect, at any time, to register the Shares or the Common Stock underlying the Warrants, in which event the Investor agrees to reasonably cooperate to facilitate such registration.

         (b) Notwithstanding anything to the contrary contained in this Section 5.4, the Corporation may withdraw any registration statement referred to in
Section 5.4 without thereby incurring any liability to the Investor; provided, however, that to the extent such registration



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statement withdrawn by the Corporation without a bona fide business reason, the
Corporation shall reimburse the reasonable expenses incurred by the Investor with respect to such registration statement.

         (c) In the event that any registration pursuant to this Section 5.4 shall be, in whole or in part, an underwritten public offering, the number of shares of Common Stock of the Investor and the other holders of the securities of the Corporation requested to be included in such underwritten offering (the "REQUESTING HOLDERS") may be reduced (pro-rata among the Investor and the Requesting Holders based upon the number of securities held by the Investor and the Requesting Holders) if and to the extent that the managing underwriter believes that such inclusion would adversely affect the marketing of the securities to be sold by the Corporation therein. The Investor agrees to execute and deliver a customary lock-up agreement as may be requested by the managing underwriter; provided, however, that all Requesting Holders of similar securities in an amount equal to or greater than that held by Investor shall have agreed to execute such agreements.

         5.5. The obligations of the Corporation identified in this Section 5 shall be suspended and tolled for such period of time (the "REGISTRATION SUSPENSION PERIOD") as is necessary so that under no circumstances shall the registered resale of the Shares, and shares of Common Stock issuable upon the exercise of the Warrants, by the holders thereof commence within ninety days after the commencement of an underwritten primary public offering of the Corporation's equity securities (a "PUBLIC OFFERING"). The Investor acknowledges and agrees that during the Registration Suspension Period it shall not resell the Shares, or shares of Common Stock issuable upon the exercise of the Warrants. The Investor further agrees that it shall, upon request, enter into an agreement with the underwriter of a Public Offering, pursuant to which the Investor shall agree not to resell the Shares, or shares of Common Stock issuable upon the exercise of the Warrants, during the Registration Suspension Period.

         5.6. If and whenever the Corporation is required by the provisions of this Agreement to use its best efforts to effect the registration of the Shares, and shares of Common Stock issuable upon the exercise of the Warrants, under the Act for the account of an the Investor, the Corporation will, as promptly as possible:

                  (i) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;






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                  (iii) furnish to the Investor such numbers of copies of a
         prospectus, including a preliminary prospectus, complying with the requirements of the Act, and such other documents as the Investor may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by the Investor, and shares of Common Stock issuable upon the exercise of the Warrants, but the Investor shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Corporation, which approval will not be unreasonably withheld; and

                  (iv) use its best efforts to register or qualify the securities covered by such registration statement under the State Acts as the Investor shall reasonably request, and do any and all such other acts and things as may be necessary or advisable to enable the Investor to consummate the public sale or other disposition of the Shares owned by the Investor, and shares of Common Stock issuable upon the exercise of the Warrants, in such states; PROVIDED, HOWEVER, that the Corporation shall not be obligated to register or qualify such securities in any jurisdiction in which such registration or qualification would require the Corporation to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or has not theretofore so consented.

         5.7. Except as provided below in this Section 5, the expenses incurred by the Corporation in connection with action taken by the Corporation to comply with this Section 5, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Corporation, consultant and expert fees, premiums for liability insurance, if the Corporation chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with State Acts, shall be paid by the Corporation. All fees and disbursements of any counsel, experts, or consultants employed by the Investor shall be borne by the Investor. The Corporation shall not be obligated in any way in connection with any registration pursuant to this Section 5 for any selling commissions or discounts payable by the Investor to any underwriter or broker of securities to be sold by the Investor. It shall be a condition precedent to the obligation of the Corporation to take any action pursuant to this Section 5 that the Corporation shall have received an undertaking satisfactory to it from the Investor to pay all expenses required to be borne by the Investor and to furnish or cause to be furnished to the Corporation specifically for use in the preparation of the registration statement and prospectus written information concerning the securities held by the Investor and also concerning any underwriter of such securities and the intended method of disposition thereof and any additional information or documentation as the Corporation shall reasonably request and as may be required by administrators of the Act or State Acts in connection with the action to be taken by the Corporation hereunder pursuant to such registration.

         5.8. In the event of any registration under the Act pursuant to this
Section 5, the Corporation will indemnify and hold harmless the Investor, its officers, directors and each underwriter of such securities, and any person who controls the Investor or underwriter within the meaning of Section 15 of the Act, against all claims, actions, losses, damages, liabilities and




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expenses, joint or several, to which any of such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Investor, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by the Investor, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability, or action; PROVIDED, HOWEVER, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment of supplement in reliance upon and in conformity with written information furnished to the Corporation by the Investor or such underwriter specifically for use in the preparation thereof, and PROVIDED FURTHER HOWEVER, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (i) the Investor failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Common Stock, and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

         5.9. In the event of any registration of any securities under the Act pursuant to this Section 5, the Investor will, or will furnish the written undertaking of such other person or entity as shall be acceptable to the Corporation to, indemnify and hold harmless the Corporation, its officers, directors and any person who controls such Corporation within the meaning of
Section 15 of the Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Corporation, its officers, directors, or such controlling person or entity may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Corporation by the Investor or any underwriter of the Investor's securities specifically for use in the preparation thereof.





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

6.       CLOSING.

         6.1. The Initial Closing shall take place at the offices of the Corporation, on or before November 17, 2000 (the "Initial Closing Date"), at such time as the Corporation and Investor shall mutually agree. The Corporation and the Investor may extend the Initial Closing Date to a date not later than November 17, 2000.

7. INVESTOR REPRESENTATIONS, WARRANTIES AND COVENANTS. The Investor hereby represents, warrants and acknowledges and agrees with the Corporation as follows:

         7.1. The Investor has carefully read and understands the Public Reports. With respect to individual or partnership tax and other economic considerations involved in this investment, the Investor is not relying on the Corporation (or any agent or representative of it). The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor's professional legal, tax, accounting and financial advisers the suitability of an investment in the Common Stock for the Investor's particular tax and financial situation and has determined that the Shares and Warrants being subscribed for by the Investor are a suitable investment for the Investor.

         7.2. The Investor acknowledges that all documents, records and books pertaining to this investment which the Investor has requested have been made available for inspection by the Investor and the Investor's attorney, accountant or other adviser(s).

         7.3. The Investor and/or the Investor's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Corporation concerning the Offering and all such questions have been answered to the full satisfaction of the Investor.

         7.4. The Investor is not subscribing for Shares of Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         7.5. The Investor is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Act. The Investor, by reason of the Investor's business or financial experience or the business or financial experience of the Investor's professional advisers who are unaffiliated with and who are not compensated by the Corporation or any affiliate of it, directly or indirectly, can be reasonably assumed to have the capacity to protect its interests in connection with an investment in the Common Stock.

         7.6. The Investor is able to bear the substantial economic risks of an investment in the Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.


                              Submission Agreement

         7.7. The Investor or the Investor's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the Investor to utilize the information made available to the Investor in connection with the Offering to evaluate the merits and risks of an investment in the Common Stock and to make an informed investment decision with respect thereto.

         7.8. The Investor acknowledges that neither the Shares herein subscribed for nor the Warrants have been registered under the Act and under the securities laws of any state. The Investor will not sell, transfer or otherwise dispose of the Shares or Warrants (or the Common Stock underlying the Warrants) unless they are registered under the Act and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the Investor delivers to the Corporation an opinion of counsel satisfactory to the Corporation confirming the availability of such exemption. The Investor represents that the Investor is purchasing the Common Stock for the Investor's own account, for investment and not with a view to resale or distribution except in compliance with the Act and the restrictions contained in the immediately preceding sentence. The Investor has not offered or sold any portion of the Shares or Warrants being acquired nor does the Investor have any present intention of selling, distributing or otherwise disposing of the Shares, the Warrants or the Common Stock underlying the Warrants, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Act. The Investor acknowledges that, except as specifically set forth herein, the Corporation has no obligation to register the resale of the Shares.

         7.9. The Investor recognizes that investment in the Common Stock involves substantial risks, including loss of the entire amount of such investment. Further, the Investor has carefully read and considered the matters set forth under "Risk Factors" in the Public Reports, and has taken full cognizance of and understands all of the risks related to a purchase of the Common Stock.

         7.10. The Investor acknowledges that each certificate representing the Shares or the Common Stock underlying the Warrants, until such shares are registered under the Act, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH


                              Submission Agreement

                  EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         7.11. If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act ("Regulation "D") and has submitted information substantiating such individual qualification.

         7.12. The Investor shall indemnify and hold harmless the Corporation and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentations or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Investor to the Corporation (or any agent or representative of either of them) or omitted or alleged to have been omitted by the Investor, concerning the Investor or the Investor's authority to invest or financial position in connection with the Transactions, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire or any other document submitted by the Investor, against losses, liabilities and expenses actually and reasonably incurred by the Corporation or any officer, director or control person in connection with such action, suit or proceeding for which the Corporation or such officer, director or control person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement).

         7.13. Investor agrees to use commercially reasonable efforts to take such actions as may be reasonably necessary to allow the Corporation to maintain its status as a REIT and to reasonably refrain from taking such actions as shall cause the Corporation to lose its status as a REIT.

8.       UNDERSTANDINGS.

         The Investor understands, acknowledges and agrees with the Corporation as follows:


                              Submission Agreement

         8.1. The Investor will be entitled to participate in the Corporation's Dividend Reinvestment Plan to the full extent of its purchased Shares, Shares that it has a right to purchase hereunder but has not yet purchased (the "Unfunded Shares") and unexercised Warrants, to the extent they have not expired. With respect to the amounts that would have been paid with respect to the Unfunded Shares and unexercised Warrants, had the Shares been acquired, the Investor will remit to the Corporation sufficient funds to purchase the associated number of shares. The Investor acknowledges and agrees that the Corporation may, at any time and in its sole discretion, suspend its Dividend Reinvestment Plan and that the Dividend Reinvestment Plan has been so suspended by the Corporation as of September 1, 2000.

         8.2. The Investor and Corporation acknowledge that they are concurrently entering into a Stockholders Agreement with certain other Corporation stockholders addressing, among other things, representation of Investor on the board of directors of the Corporation.

         8.3. Except as otherwise specifically set forth herein, the Investor hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the Investor, that, except as required by law, the Investor is not entitled to cancel, terminate or revoke this Subscription Agreement.

         8.4. The offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Investor herein.

         8.5. The Investor acknowledges that, to the extent it has received information that is not publicly available, if any, from or on behalf of the Corporation in connection with this offering, such information shall be treated as confidential and nonpublic by Investor and shall be used by Investor solely for the purpose of evaluating its investment in the Corporation. Investor acknowledges that any other use of such information by the Investor may be in violation of the securities laws.

         8.6. The representations, warranties and agreements of the Investor and the Corporation contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Shares and the exercise of any Warrants as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

         8.7. IN MAKING AN INVESTMENT DECISION, THE INVESTOR MUST RELY ON ITS OWN EXAMINATION OF THE CORPORATION AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED AND THE INFORMATION SET FORTH IN THE PUBLIC REPORTS. THE SHARES AND WARRANTS HAVE NOT BEEN RECOMMENDED, NOR HAS THERE BEEN ANY FINDING AS TO THE FAIRNESS OF THE TERMS OF THIS OFFERING, BY ANY FEDERAL OR STATE SECURITIES COMMISSION ON REGULATORY AUTHORITY.


                              Submission Agreement

9.       MISCELLANEOUS.

9.1. Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Corporation, addressed to it at the address set forth below;

                    Attention:       Howard M. Sipzner
                                     Chief Financial Officer and Treasurer
                                     Equity One, Inc.
                                     1696 NE Miami Gardens Drive
                                     North Miami Beach, Florida 33179

and in the case of Investor to the address set forth below Investor's signature on the signature page hereof.

         9.2. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into and to be performed in Florida by and between residents of Florida, and shall be binding upon the Investor, the Investor's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Corporation and its respective successors and permitted assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         9.3. Except with respect to sales pursuant to registration statements that have been declared effective or sales made pursuant to Rule 144, this Agreement and the rights granted hereunder may not be assigned, sold, transferred, pledged, hypothecated or otherwise disposed. Notwithstanding any other provision contained herein, the Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Corporation, is a person to whom the Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Agreement with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees. The rights provided under Section 5 relating to the Shares are not assignable except to a party who is a lawful purchaser of the Shares. This Agreement shall be binding upon and inure to the benefit of the Corporation, the Investor and their successors and permitted assigns.



                              Submission Agreement

         9.4. In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

         9.5. All references to "dollars" or "$" in this Agreement shall be deemed to be to the lawful currency of the United States of America.

         9.6. The parties hereto shall be entitled to enforce their rights under this Subscription Agreement specifically, to recover damages by reason of any breach of any provision of this Subscription Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Subscription Agreement and that the Corporation and the Investor may in their sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Subscription Agreement.

         10. Each party hereto shall bear its own fees and expenses relating to the transactions contemplated herein, except as otherwise specifically set forth.

                                Equity One, Inc.


                                By: /s/ CHAIM KATZMAN
                                    ---------------------------------------
                                Name:  CHAIM KATZMAN
                                Title: PRESIDENT

                                Alony Hetz Properties & Investments, Ltd.


                                By: /s/ NATHAN HETZ
                                    ----------------------------------------
                                Name:  NATHAN HETZ
                                Title: CHIEF EXECUTIVE OFFICER
                                Address:

                                --------------------------------------------

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                              Submission Agreement